CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Fixed Income Opportunities Fund

Servicing Class (CNRZX)

Class N (RIMOX)

Supplement dated June 23, 2026, to the Summary Prospectus, Prospectus and Statement of Additional Information

dated January 28, 2026, as supplemented

The following changes are effective immediately:

TwentyFour Asset Management (US) LP is added as a sub-adviser to the Fund in the section titled “SUB-ADVISERS” on page 8 of the Summary Prospectus and page 20 of the Prospectus.

*     *     *

The section titled “more about the funds – More about the Bond Funds – MORE ABOUT THE FIXED INCOME OPPORTUNITIES FUND” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser serves as the Fixed Income Opportunities Fund’s primary investment adviser and retains the authority to manage the Fund’s assets. The Adviser has, however, engaged six sub-advisers, Benefit Street Partners Limited (formerly known as Alcentra Limited) (“BSP”), BSP NY LLC (formerly known as Alcentra NY, LLC) (“BSP NY”), Federated Investment Management Company (“Federated”), Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and TwentyFour Asset Management (US) LP (“TwentyFour,” and together with BSP, BSP NY, Federated, Seix, and T. Rowe Price, the “Sub-Advisers”) to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund’s investments in high yield securities, bank loans, CLOs, private loans, royalties, and related instruments. The Adviser is responsible for overseeing and monitoring the Sub-Advisers.

The investment selection process followed by each of BSP, BSP NY, Federated, Seix, T. Rowe Price, and TwentyFour is summarized below.

The Fund may hold low or non-dividend paying stocks from time to time, including as a result of a restructuring of a debt instrument held by the Fund.

*     *     *

The following is added to the section titled “more about the funds – More about the Bond Funds – MORE ABOUT THE FIXED INCOME OPPORTUNITIES FUND” immediately after “THE T. ROWE PRICE INVESTMENT SELECTION PROCESS” sub-section on page 24 of the Prospectus:

THE TWENTYFOUR INVESTMENT SELECTION PROCESS

TwentyFour utilizes a bottom-up investment process focused on identifying relative value opportunities across global fixed-income markets. Investment ideas are generated through fundamental credit analysis, proprietary screening tools, market surveillance, and ongoing issuer engagement.

Potential investments are evaluated by TwentyFour’s portfolio managers and the portfolio strategy team through analysis of issuer fundamentals, credit quality, valuation, liquidity, structural characteristics, sector dynamics, and macroeconomic considerations. The investment process includes review of leverage, management quality, industry conditions, and security-specific risks.

Investments are monitored on an ongoing basis by TwentyFour’s portfolio management and risk management teams. Investment exposures, including interest rate risk, credit risk, sector allocations, and liquidity, are reviewed continuously. Sell decisions may result from changes in credit fundamentals, valuation, relative value opportunities, or broader portfolio positioning considerations.

*     *     *

The following is added as the last paragraph in the section titled “management of the funds – SUB-ADVISERS AND PORTFOLIO MANAGERS – FIXED INCOME OPPORTUNITIES FUND” on page 38 of the Prospectus:

TwentyFour Asset Management (US) LP. TwentyFour currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. TwentyFour is headquartered at 66 Hudson Boulevard 34th Floor, Suite 3401, New York, NY 10001. TwentyFour also provides investment management services to a private fund which has been organized to provide investment management services to ERISA and other employee benefit plans and other accounts, a U.S. segregated mandate; and serves as a sub-adviser to two investment companies registered pursuant to the Investment Company Act of 1940.

*     *     *

The last paragraph of the section titled “The Funds” beginning on page 4 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

As the investment adviser to the Fixed Income Opportunities Fund, RBC Rochdale allocates portions of the Fund’s assets among one or more of BenefitStreet Partners Limited (formerly known as Alcentra Limited) (“BSP”), BSP NY LLC (formerly known as Alcentra NY, LLC) (“BSP NY”), Federated Investment Management Company (“Federated”), Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), T Rowe Price Associates, Inc. (“T. Rowe Price”), and TwentyFour Asset Management (US) LP (“TwentyFour”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”). Each of the Sub-Advisers serves as a sub-adviser to the Fixed Income Opportunities Fund, as described more fully below. RBC Rochdale directly manages a portion of the Fixed Income Opportunities Fund.

*     *     *

The first paragraph of the section titled “MANAGEMENT OF THE TRUST – SUB-ADVISERS – The Fixed Income Opportunities Fund” on page 76 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

2

Each of BSP, BSP NY, Federated, Seix, T. Rowe Price, and TwentyFour serves as a sub-adviser of the Fixed Income Opportunities Fund pursuant to one or more sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) with the Adviser. Federated and Seix have served as sub-advisers to the Fixed Income Opportunities Fund since the reorganization of its Rochdale Predecessor Fund into the Fixed Income Opportunities Fund on March 29, 2013. BSP has served as sub-adviser to the Fixed Income Opportunities Fund since March 2014. BSP NY has served as sub-adviser to the Fixed Income Opportunities Fund since December 2017. T. Rowe Price has served as sub-adviser to the Fixed Income Opportunities Fund since December 2021. TwentyFour has served as sub-adviser to the Fixed Income Opportunities Fund since May 2026. As of December 31, 2025, the portion of the Fixed Income Opportunities Fund managed by each of BSP, Federated, Seix and T. Rowe Price is set forth in the following table.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

3